SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                                MEDICALOGIC, INC.
             (Exact name of registrant as specified in its charter)


Oregon                                                   93-0890696
(State of incorporation                               (I.R.S. Employer
 or organization)                                   Identification Number)

20500 NW Evergreen Parkway, Hillsboro, Oregon              97124
 (Address of principal executive offices)               (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-87285 (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:
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None

Securities to be registered pursuant to Section 12(g) of the Act:
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Common Stock, without par value


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Item 1.  Description of Registrant's Securities to Be Registered

         The information set forth in the Registrant's Registration Statement on Form S-1 (Registration No. 333-87285) as filed with the Securities and Exchange Commission (the "Commission") on September 17, 1999, as amended (the "Registration Statement"), under the caption "Description of Capital Stock" is incorporated herein by reference and made a part hereof. A description of the securities being registered will be included in the final Prospectus to be filed with the Commission under Rule 424(b) under the caption "Description of Capital Stock," and such description shall be deemed incorporated by reference into this Registration Statement.


Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:


       Exhibit
        Number    Description
       -------    -----------

           3.1 1994 Restated Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 of the Registration Statement)

           3.2 Restated Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement)

           3.3 Articles of Amendment of MedicaLogic, Inc. (incorporated by reference to Exhibit 3.3 of the Registration Statement)

           4.1    See Article II of Exhibit 3.1 and Article V of Exhibit 3.2

           4.2    Specimen Stock Certificate (incorporated by reference to
                  Exhibit 4.2 of the Registration Statement)

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



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

         Dated: November 24, 1999

                                        MEDICALOGIC, INC



                                        By: GUY E. FIELD
                                            ------------------------------------
                                            Guy E. Field
                                            Vice President, Finance

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